SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of principal executive		(Zip Code)
offices)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02.—Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   On July 11, 2005, Dr. R. Barbara Gitenstein tendered her resignation from the Registrant’s Board of Directors. Her resignation did not involve any disagreement related to the Registrant’s operations, policies or practices.

(c)   On July 20, 2005, Reverend M. William Howard was appointed to the Registrant’s Board of Directors, effective as of September 15, 2005.
       The Board of Director committees on which Reverend Howard will serve have not been determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: August 3, 2005	By:	/s/ Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer
and Treasurer